                                                                    EXHIBIT 26.1
_______________________________________________________________________________

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549
                              ____________________
                                    FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________

                        ______________________________

                             BANKERS TRUST COMPANY
                             ---------------------
              (Exact name of trustee as specified in its charter)

NEW YORK                                           13-4941247
(Jurisdiction of Incorporation or                  (I.R.S. Employer
organization if not a U.S. national bank)          Identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                 10006
(Address of principal                              (Zip Code)
executive offices)

                    BANKERS TRUST COMPANY
                    LEGAL DEPARTMENT
                    130 LIBERTY STREET, 31ST FLOOR
                    NEW YORK, NEW YORK  10006
                    (212) 250-2201
           (Name, address and telephone number of agent for service)
                       _________________________________

                               SDG&E FUNDING LLC
                            (Depositor of the Trust)
              (Exact name of obligor as specified in its charter)


DELAWARE                                      33-0762746
(State or other jurisdiction of               (I.R.S. employer
Incorporation or organization)                Identification Number)
101 ASH STREET, ROOM 111
SAN DIEGO, CALIFORNIA  92101
(Address, including zip code
of principal executive offices)

                                     NOTES
                      (Title of the indenture securities)

ITEM   1.  GENERAL INFORMATION.
           Furnish the following information as to the trustee.

           (a) Name and address of each examining or supervising authority to which it is subject.

     NAME                                       ADDRESS
     ----                                       -------

     Federal Reserve Bank (2nd District)        New York, NY
     Federal Deposit Insurance Corporation      Washington, D.C.
     New York State Banking Department          Albany, NY

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM   2. AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the Trustee, describe each such affiliation.

     None.

ITEM   3. -15.  NOT APPLICABLE

ITEM  16. LIST OF EXHIBITS.

       EXHIBIT 1 -  Restated Organization Certificate of Bankers Trust
                    Company dated August 7, 1990, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-65171, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 20, 1996, incorporated by referenced to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-25843 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 19, 1997, incorporated by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-32935.

       EXHIBIT 2 -  Certificate of Authority to commence business -
                    Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

       EXHIBIT 3 -  Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

       EXHIBIT 4 -  Existing By-Laws of Bankers Trust Company, as amended on
                    February 18, 1997, Incorporated herein by reference to
                    Exhibit 4 filed with Form T-1 Statement, Registration No. 333-24509-01.

       EXHIBIT 5 -  Not applicable.

       EXHIBIT 6 -  Consent of Bankers Trust Company required by Section
                    321(b) of the Act. - Incorporated herein by reference to
                    Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

       EXHIBIT 7 -  The latest report of condition of Bankers Trust Company dated as of June 30, 1997, incorporated by reference to
                    Exhibit 2 filed with Form T-1 Statement, Registration No. 333-32935.

       EXHIBIT 8 -  Not Applicable.

       EXHIBIT 9 -  Not Applicable.

                                   SIGNATURE



          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of October, 1997.


                                              BANKERS TRUST COMPANY



                                              By:
                                                 ----------------------------
                                                   Jenna Kaufman
                                                   Vice President

                                   SIGNATURE



     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of October, 1997.


                              BANKERS TRUST COMPANY



                              By:   Jenna Kaufman
                                    -------------
                                    Jenna Kaufman
                                    Vice President